Cleansing Material

13 124 191 0 187 201 239 99 72 255 206 49 142 197 63 Gradient Gradient Disclaimer on Forward-Looking Statements and Other Matters 1 Cautionary Statements Regarding Forward-looking Statements. This presentation includes statements regarding expectations of performance or other matters that may affect the business, re sults of operations, or financial condition of Pyxus International, Inc. (“Pyxus,” the “Company,” “we,” “us” or “our”) and are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are subject to change. These forward-looking statements, which are based on current expectations of future events, may be identified by the use of words such as "strategy," "expects," "continu es," "plans," "anticipates," "believes," "will," "estimates," "intends," "projects," "goals," "targets," and other words of similar meaning. These forward-looking statements also may be identified by the fact that they do not relate strictly to historical facts. These forward-looking statements are based on various assumptions, whether or not identified in this presentation, are not guarantees of future performance, a nd reflect management’s current expectations. If underlying assumptions prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. These risks and uncertainties include those discussed in our Annual Report on Form 10-K for the year ended March 31, 2026, our most recent Quarterly Report on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission. These risks and uncertainties include, but are not limited to: our reliance on a small number of significant customers; continued vertica l integration by our customers; global shifts in sourcing customer requirements; the imposition of tariffs and other changes in international trade policies; shifts in the global supply and demand position for tobacco products; variation in our financial results due to growing conditions, customer indications and other factors; loss of confidence in us by our customers, farmers and other suppliers; migration of suppliers who have historically grown tobacco and from whom we have purchased tobacco toward growing other crops; risks related to our advancement of inputs to tobacco suppliers to be settled upon the suppliers delivering us unprocessed tobacco at the end of the growing season; risks that the tobacco we purchase directly from suppliers will not meet our customers’ quality and quantity requirements; weather and other environmental conditions that can affect the marketability of our inventory; international business risks, including unsettled political conditions, uncertainty in the enforcement of legal obligations, including the collection of accounts receivable, fraud risks, expropriation, import and export restrictions, exchange controls, inflationary economies, currency risks and risks related to the restrictions on repatriation of earnings or proceeds from liquidated assets of foreign subsidiaries; risks related to the fact that many of our operations are located in jurisdictions that pose a high risk of potential violations of the Foreign Corrupt Practices Act; risks and uncertainties related to geopolitical conflicts, including the conflicts in the Middle East and disruptions affecting shipping in the area; impacts of international sanctions on our ability to sell or source tobacco in certain regions; exposure to foreign tax regimes in which the rules are not clear, are not consistently applied and/or are subject to sudden change; fluctuations in foreign currency exchange and interest rates; competition with the other primary global independent leaf tobacco merchant and independent leaf merchants; disruption, failure or security breaches of our info rmation technology systems and other cybersecurity risks; continued high inflation; risks related to material weaknesses we have identified related to our internal controls in certain prior years, and the fact that there can be no assurance that material weaknesses will not be identified in the future; regulations regarding environmental matters; risks related to our capital structure, including risk s related to our significant debt and our ability to continue to finance our non-U.S. local operations with uncommitted short-term operating credit lines at the local level; our ability to continue to access capital markets to obtain long-term and short-term financing; potential failure of foreign banks in which our subsidiaries maintain deposits or the failure by such banks to transfer funds or honor withdrawals; the risk tha t, because our ability to generate cash depends on many factors beyond our control, we may be unable to generate the significant amount of cash required to service our indebtedness; our ability to refinance ou r current credit facilities at the same availability or at similar interest rates; failure to achieve our stated goals, which may adversely affect our liquidity; developments with respect to our liquidity needs and sources of liquidity; volatility and disruption of global credit markets; failure by counterparties to derivative transactions to perform their obligations; increasing scrutiny and changing expectations from go vernments, as well as other stakeholders such as investors and customers, with respect to our environmental, social and governance policies, including sustainability policies; inherent risk of exposure to product liability claims, regulatory action and litigation if our products are alleged to have caused significant loss, injury, or death; risks associated with the ability certain shareholders have to exercise contr olling influence on various corporate matters; reductions in demand for consumer tobacco products; risks and uncertainties related to pandemics or other widespread health crises and any related shipping con straints, labor shortages and supply-chain impacts; legislative and regulatory initiatives that may reduce consumption of consumer tobacco products and demand for our products and services and increase re gulatory burdens on us or our customers; government actions that significantly affect the sourcing of tobacco, including governmental actions to identify and assess crop diversification init iatives and alternatives to leaf tobacco growing in countries whose economies depend upon tobacco production; governmental investigations into, and litigation concerning, leaf tobacco industry buying and other payment practices; and impact of potential regulations to prohibit the sale of cigarettes in the United States other than low-nicotine cigarettes. The forward-looking statements in this presentation are current only as of the date hereof, and Pyxus assumes no obligation to revise or update any forward-looking statement, except as required by law.

13 124 191 0 187 201 239 99 72 255 206 49 142 197 63 Gradient Gradient Disclaimer on Forward-Looking Statements and Other Matters 2 Confidential Information; Disclaimer. This presentation, the information contained herein and the materials accompanying it (together with any related oral commentary and any oral or written supplemental materials or updates, collectively, the "Presentation") constitutes confidential information and is provided to you on the condition that you agree to hold it in str ict confidence and in accordance with the confidentiality agreement (the “NDA”) between you or your affiliate and Pyxus. This Presentation does not constitute an offer to sell or a solicitation of an offer to purchase any security, option, commodity, future, loan or currency, nor a commitment to underwrite any security, to loan any funds or to make any investment, nor shall there be any such offer or solicitation in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful. This Presentation (including the information contained herein) is not, and under no circumstances is to be construed as, a prospectus, a public offering, an offering memorandum, a disclosure statement or a plan of reorganization or liquidation as defined under applicable securities, bankruptcy or other law. This Presentation is for information purposes only and is being delivered to you for the sole purpose of your consideration a nd evaluation of a potential transaction (a “Transaction”) involving Pyxus and / or its subsidiaries. This Presentation does not purport to contain all of the information that may be required to evaluate a Transac tion, and you should conduct your own investigation and analysis of Pyxus and the information in this Presentation and seek your own legal, accounting and other relevant professional advice. Acceptance of th is Presentation further constitutes your acknowledgement and agreement that none of Pyxus or any of its affiliates or its or their directors, officers, employees, partners, members, controlling persons , agents or advisors (collectively, their respective “Representatives”): (i) makes any express or implied representation or warranty as to the accuracy or completeness of the information contained herein; or (ii) shall have any liability to the recipient or its representatives relating to or arising from the information contained herein or any omissions from such information or any other written or oral communications tran smitted to any interested party in the course of its evaluation of Pyxus or a Transaction. Non-GAAP Financial Information. This Presentation contains financial measures that have not been prepared in accordance with generally accepted accounting pr inciples in the United States (“GAAP”). They include EBITDA, Adjusted EBITDA, Free Cash Flow Adjusted for Changes in Working Capital, and Net Debt. The range of Adjusted EBITDA anticipated for fiscal years ending March 31, 2027 – 2029 is calculated in a manner consistent with the presentation of Adjusted EBITDA included on the Company website / public filings. Because of the forward -looking nature of the estimated range of Adjusted EBITDA, it is impractical to present a quantitative reconciliation of such measure to a comparable GAAP measure, and accordingly no such GAAP measure is being presented. For thi s Presentation, Free Cash Flow Adjusted for Changes in Working Capital is calculated as Net Operating Cash Flow (excluding impact from changes in operating assets and liabilities, net) less capital e xpenditures. Presentation of Prior Fiscal Year Data. The fiscal year of Pyxus ends on March 31. Financial data presented for: (i) the fiscal years ended March 31, 2018, 2019 and 2020 is for the predecessor prior to the Chapter 11 filing in 2020; and (ii) the fiscal year ended March 31, 2021 represents the combination of results for the predecessor from April 1, 2020 to August 31, 2020 and for Pyxus, as the successor entity, from September 1, 2020 to March 31, 2021.

13 124 191 0 187 201 239 99 72 255 206 49 142 197 63 Gradient Gradient Notice to and Undertaking by Recipients and Special Notice 3 Special Notice THIS MANAGEMENT PRESENTATION MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES. BY ACCEPTING THIS MANAGEMENT PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH THE NDA, ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. The Recipient acknowledges and agrees that (i) Moelis (the “Financial Advisor”) received the information contained herein from third-party sources (including the Company) and it is provided to the Recipient for informational purposes, (ii) the Financial Advisor and its affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the information contained herein, (iii) no representation regarding the information contained herein is made by the Financial Advisor or any of its affiliates, (iv) neither the Financial Advisor nor any of its affiliates has made any independent verification as to the accuracy or completeness of the information contained herein, and (v) the Financial Advisor and its affiliates shall have no obligation to update or supplement any information contained herein or otherwise provide additional information. The information contained herein may include certain forward-looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Whether or not any such forward-looking statements or projections are in fact achieved will depend upon future events, some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. Neither the Company nor the Financial Advisor assumes any obligation to revise or update any forward-looking statement, except as required by law.

13 124 191 0 187 201 239 99 72 255 206 49 142 197 63 Gradient Gradient 4 Deleveraging Creates Multiple Paths to Equity Monetization A delevered capital structure would address key impediments to Pyxus’ equity and provide participating creditors with multiple potential avenues to monetization Uplisting Potential uplisting in U.S. / abroad  Broader investor universe  Heightened investor awareness / research coverage  Ability to monetize ordinary course POSSIBLE MONETIZATION EVENTS Interest garnered in prior M&A / refinancing processes suggests there is appetite for a transaction in a delevered structure Strategic M&A Sale of Pyxus to a strategic or financial buyer  Refinanced capital structure improves attractiveness to potential buyers  Greater flexibility in transaction structure Secondary / Capital Markets Exit Secondary sale of creditor equity or primary issuance into the public markets  Broader investor universe  Potential issuance can fund growth / further delever  Stronger FCFE can support shareholder distributions

13 124 191 0 187 201 239 99 72 255 206 49 142 197 63 Gradient Gradient 5 Financial Overview FY27E FY28E FY29E Full Service Volume (kilos) 414mm 393mm 414mm Total Revenue $2,522mm $2,436mm $2,558mm Adjusted EBITDA $223mm $226mm $257mm Capital Expenditures $39mm $21mm $28mm Unlevered Free Cash Flow $204mm $181mm $148mm